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                                                                    Exhibit 10.2

                                 H&R BLOCK, INC.

                   2003 LONG-TERM EXECUTIVE COMPENSATION PLAN

                                 AWARD AGREEMENT

      This Award Agreement ("AGREEMENT") is entered into by and between H&R Block, Inc., a Missouri corporation (the "COMPANY"), and ________________(the "RECIPIENT").

      WHEREAS, in accordance with the Company's 2003 Long-Term Executive Compensation Plan, as amended, (the "PLAN"), the Recipient has been selected by the Compensation Committee under the Plan (the "COMMITTEE") or the Chief Executive Officer of the Company as a key employee of one of the subsidiaries of the Company and may be eligible from time to time to receive Awards under the Plan;

      WHEREAS, the Recipient recognizes Awards made under the Plan are subject to certain conditions, restrictions and risk of forfeiture;

      WHEREAS, the Committee or the Chief Executive Officer has determined that the Recipient is eligible to receive an Award under the Plan;

      NOW, THEREFORE, in consideration of the foregoing the parties hereby agree to the terms and conditions of the Plan and the terms, conditions and mutual covenants as set forth in Exhibit 1 attached hereto and made a part hereof. The parties understand and agree that said terms, conditions and mutual covenants shall be binding as to future Awards under the Plan. However, nothing in this Agreement shall prevent the Committee or the Chief Executive Officer of the Company from exercising authority under the Plan to change or modify the terms and conditions of future Awards.

      The parties acknowledge that this Agreement does not confer on the Recipient any right to continued employment for any period of time, is not an employment contract, and shall not in any manner modify any effective contract of employment between the Recipient and any subsidiary of the Company.

      The parties acknowledge that this Agreement does not confer on the Recipient any right or guarantee to future Awards under the Plan. The Committee or the Chief Executive Officer of the Company shall retain full authority and discretion to make determinations regarding eligibility for Awards under the Plan, including the types, sizes, terms and conditions of Awards granted under the Plan.

      The parties hereto have executed this Agreement effective as of the Date of Grant.

                                        H&R BLOCK, INC.
_________________________________
(Signature of Recipient)

                                        By: /s/ Mark A. Ernst
_________________________________           ------------------------------------
(Social Security Number)                    Mark A. Ernst
                                            Chairman of the Board, President and
                                            Chief Executive Officer

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                                 H&R BLOCK, INC.

                   2003 LONG-TERM EXECUTIVE COMPENSATION PLAN

                           AWARD AGREEMENT - EXHIBIT 1

I.    RESTRICTED SHARES

            (A) Issuance of Shares; Delivery of Shares.

            (1) Restricted Shares (the "Shares") issued under the Plan shall be held by the Company, or its transfer agent or other designee, and shall be subject to forfeiture by or delivery to the Recipient as set forth in the Plan and this Exhibit 1. Shares shall be considered to be held by the Company for purposes of Section I(E) until such time as the Shares vest in accordance with the terms of the vesting schedule as set forth in the Award letter.

            (2) Any Shares to be delivered to the Recipient by the Company in accordance with the terms of the Plan shall be transferred directly into a brokerage account established for the Recipient at a financial institution the Committee shall select at its sole discretion (the "Financial Institution") or delivered in certificate form free of restrictions, such method to be selected by the Committee in its sole discretion. The Recipient agrees to complete any documentation with the Company or the Financial Institution that is necessary to effect the transfer of Shares to the Financial Institution before the delivery will occur.

            (3) If the Recipient is age 65 or older and retires from employment with any direct or indirect subsidiary of the Company after the first anniversary of an Award under the Plan, and is not immediately thereafter and continuously employed by any other direct or indirect subsidiary of the Company, the Company shall deliver to the Recipient, promptly after termination of such employment, all of the Shares then held by the Company and, for purposes of
Section I(E), as of said retirement date, such Shares shall no longer be considered to be held by the Company. Upon completion of any such delivery, this Agreement shall terminate and the Company and the Recipient shall, except as provided in Section IV(L), have no further rights or obligations hereunder. For purposes of this Agreement, "retires" shall mean the Recipient's voluntary termination of employment.

            (B) Dividends and Voting Rights. During the time that the Company, or its transfer agent or other designee, continues to hold any Shares subject hereunder to forfeiture by (and delivery to) the Recipient, the Recipient shall be entitled to receive any dividends paid with respect to such Shares and to vote such Shares on any matters submitted by the Company to its shareholders. Dividends paid with respect to any Shares that have not been delivered to the Recipient pursuant to the terms of the Plan and the vesting schedule and with respect to which an election under Section 83(b) of the Internal Revenue Code ("83(b) Election") has not been made, may not be reinvested under the H&R Block, Inc. Dividend Reinvestment Plan, as amended.

Exhibit 1                                                          JUNE 30, 2005

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            (C) Transfer Restrictions.

            (1) During the period that Shares issued under the Plan are held by the Company hereunder for delivery to the Recipient, such Shares and the rights and privileges conferred shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt, contrary to the terms hereof, to transfer, assign, pledge, hypothecate, or otherwise so dispose of such Shares or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment, or similar process upon such Shares or the rights and privileges hereby granted, then and in any such event this Agreement and the rights and privileges hereby granted shall, except as provided in Section IV(L), immediately terminate. Immediately after such termination, such Shares shall be forfeited by the Recipient and the Recipient hereby authorizes the Company and its stock transfer agent to cause the delivery, transfer and conveyance of such Shares to the Company.

            (2) If at any time counsel for the Company determines that qualification of the Shares under any state or federal securities law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of the transfer of such Shares (including a sale, assignment, pledge, grant of a security interest in respect of, attachment, or disposal of the Shares in any manner, by operation of law or otherwise) or offer to transfer such Shares, the Recipient shall not transfer or offer to transfer such Shares, in whole or in part, and any such attempted transfer or offer to transfer will be void and of no effect, unless and until such qualification, consent, or approval shall have been effected or obtained free of any conditions such counsel deems unacceptable.

            (D) Legend. While any Shares are held by the Company or its transfer agent or other designee and subject to forfeiture by or delivery to the Recipient, the certificate or certificates representing such Shares shall contain the following restrictive transfer legend:

      "THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE 2003 LONG-TERM EXECUTIVE COMPENSATION PLAN OF H&R BLOCK, INC. AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND H&R BLOCK, INC. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE WITH THE SECRETARY OF H&R BLOCK, INC."

            (E) Forfeiture and Return of Shares.

            (1) On the date the Recipient ceases for whatever reason to be an Employee and is not immediately thereafter and continuously employed as a regular active employee by any other direct or indirect subsidiary of the Company ("Last Day of Employment"), all Shares held on such date of cessation by the Company, or its transfer agent or other designee, shall be forfeited by the Recipient and the Recipient hereby authorizes the Company and its stock transfer agent to cause the delivery, transfer and conveyance of such Shares to the Company. Thereafter, this Agreement shall terminate and the Company and the Recipient shall, except as provided in Section IV(L), have no further rights or obligations hereunder.

Exhibit 1                                                          JUNE 30, 2005

            (2) If the Recipient engages in any conduct described in Sections III(A)(1), III(A)(2), III(A)(3), or III(A)(4), as the same may be limited pursuant to Section III(B), on the date the Recipient engages in such conduct, all Shares held on such date by the Company, or its transfer agent or other designee, if any, shall be forfeited by the Recipient and the Recipient authorizes the Company and its stock transfer agent to cause the delivery, transfer and conveyance of such Shares to the Company. In addition, upon Recipient's engagement in any such conduct, the Recipient shall become obligated to pay to the Company the aggregate Amount of Income Recognized (as defined below) by Recipient during the 12-consecutive-month period immediately prior to the Recipient's Last Day of Employment (regardless of whether such engagement took place prior to, on or after such Last Day of Employment). The "Amount of Income Recognized" by the Recipient shall be equal to the number of Shares delivered to the Recipient during such 12-month period multiplied by the fair market value of one share of the Company's Common Stock ("Common Stock") on the date the Shares were no longer considered to be held by the Company. The fair market value of a share of Common Stock for purposes of this Section I(E) shall be equal to the average of the high and low reported sales prices for such Common Stock, regular way, as reported by the New York Stock Exchange (or any successor exchange or stock market on which such high and low sales prices are reported) on the date specified in this Section I(E). The Recipient shall pay the Amount of Income Recognized as follows: (x) if, as of the Valuation Date (as defined below), the Recipient owns Common Stock received as a result of the delivery of the Shares by the Company to the Recipient (the "Unrestricted Common Stock") with a fair market value as of the Valuation Date equal to or greater than the Amount of Income Recognized, the Recipient shall transfer and assign to the Company the number of shares of Unrestricted Common Stock with a fair market value as of the Valuation Date equal to the Amount of Income Recognized, (y) if the fair market value (as of the Valuation Date) of the Unrestricted Common Stock, if any, owned by the Recipient is less than the Amount of Income Recognized, the Recipient owns Common Stock other than Unrestricted Common Stock (the "Other Common Stock") as of the Valuation Date, and the aggregate fair market value of the Unrestricted Common Stock, if any, and the Other Common Stock, if any, as of the Valuation Date is equal to or greater than the Amount of Income Recognized, the Recipient shall transfer and assign to the Company the number of shares of Unrestricted Common Stock and Other Common Stock with an aggregate fair market value as of the Valuation Date equal to the Amount of Income Recognized (such number of shares to consist first of all shares of the Recipient's Unrestricted Common Stock, if any, and the remainder to consist of shares of Other Common Stock), or (z) if the Recipient does not own Common Stock as of the Valuation Date with a fair market value at least equal to the Amount of Income Recognized, the Recipient shall either (1) acquire additional Common Stock such that the fair market value of Common Stock owned by Recipient (valued as of the Valuation Date) is at least equal to the Amount of Income Recognized and transfer and assign the number of shares of Common Stock with such fair market value to the Company (such number of shares to consist first of all shares of the Recipient's Unrestricted Common Stock, if any, and the remainder to consist of shares of Other Common Stock), or (2) transfer and assign such Common Stock as is owned by the Recipient as of the Valuation Date and pay to the Company in cash the difference between the Amount of Income Recognized and the fair market value (as of the Valuation Date) of the Common Stock so transferred and assigned. No fractional shares of Common Stock shall be delivered to the Company; rather, the number of shares transferred shall be reduced to the nearest whole number. The Recipient agrees to pay the aggregate Amount of Income Recognized within the aforementioned 12-consecutive-month period in either Common Stock or cash, as set forth above, within five (5) days after the Valuation Date and the Company shall be entitled to set-off against such aggregate Amount of Income Recognized any amount owed to Recipient by the Company or any of its

Exhibit 1 JUNE 30, 2005 subsidiaries. "Valuation Date" means three (3) business days after the date of any written demand by the Company to Recipient for the Amount of Income Recognized pursuant to this section. The remedy provided in this Section 2 shall be without prejudice to the rights of the Company and/or any one or more of its subsidiaries to recover any losses resulting from the applicable conduct of the Recipient and shall be in addition to any other remedies the Company and/or any one or more of its subsidiaries may have, at law or in equity, resulting from such conduct.

            (F) Withholding Taxes.

            (1) Except with respect to those Shares for which an 83(b) Election has been made by Recipient, on the date any federal, state, local or foreign taxes are required to be withheld by the Company or the Recipient's employer in connection with Shares awarded pursuant to the Plan (except dividends paid with respect to the Shares), the Recipient shall make an irrevocable election to (a) pay to the Company in cash the amount of any such tax withholding obligations or
(b) have the Company withhold a portion of such Shares to satisfy all or part of any such tax withholding obligations, with the value of each such withheld Share equal to the fair market value of Common Stock on the date the tax withholding is required to be made. The Recipient must make and deliver such irrevocable election to the Company in writing within five business days after the date the tax withholding obligations arise, or such shorter time period as the Company may require (the "Delivery Deadline"). Any such election to make a payment to the Company in the amount of the tax withholding obligations must include payment. If the election is not made on or before the Delivery Deadline or if the election to make a payment to the Company in the amount of all or part of the tax withholding obligations is timely made but does not include payment, the Company will withhold Shares to satisfy all of any such tax withholding obligations, with the value of each such withheld Share equal to the fair market value of Common Stock on the date the tax withholding is required to be made. If only whole Shares may be withheld to satisfy the tax withholding obligations, the Company will round up to the closest whole share necessary to completely satisfy the tax obligations. The dollar amount of any difference between the amount required to be withheld and the amount actually withheld will be credited as additional federal tax withholdings on the Recipient's Form W-2 for the year in which the obligations arise. Notwithstanding the foregoing, the Company, in its sole discretion, may require the Recipient to pay to the Company in cash the amount of tax required to be withheld in lieu of permitting or causing the Company to withhold Shares to satisfy the tax withholding obligation, if the Company determines that withholding of Shares will result in the violation of any state or federal securities law by the Recipient or by the Company or any of its subsidiaries, or require the Recipient to disgorge any profits associated with an acquisition or disposition of Common Stock.

            (2) With respect to those Shares for which an 83(b) Election has been made by the Recipient, the Recipient shall pay to the Company the amount of any federal, state, local or foreign taxes required to be withheld by the Company or the Recipient's employer as a result of making the 83(b) Election promptly after such election has been made.

            (3) On the date any federal, state, local or foreign taxes are required to be withheld by the Company or the Recipient's employer in connection with dividends paid with respect to any Shares that have not been delivered to the Recipient pursuant to Sections I(A)(2), I(A)(3), I(A)(4) and I(A)(5) and with respect to which an 83(b) Election has not been made, the Company shall withhold the amount of such tax obligations from such dividend payment or instruct the

Exhibit 1                                                          JUNE 30, 2005

Recipient's employer to withhold such amount from the Recipient's next payment(s) of wages. The Recipient authorizes the Company to so instruct the Recipient's employer and authorizes the Recipient's employer to make such withholdings from payment(s) of wages if the Company does not withhold the tax obligations from the dividend payments.

II.   STOCK OPTIONS

            (A) Grant of Stock Option. Pursuant to the terms of the Plan, the Company may award the Recipient the right and option to purchase shares of Common Stock identified as subject to an Incentive Stock Option, or shares of Common Stock identified as subject to Nonqualified Stock Option (hereinafter collectively referred to as "STOCK OPTIONS"). Any such award shall state the Grant Date of the award ("Grant Date") and the Option Price Per Share. The right and option to purchase shares of Common Stock identified as subject to Nonqualified Stock Option shall not constitute and shall not be treated for any purpose as an "incentive stock option," as such term is defined in the Plan and/or in the Internal Revenue Code of 1986, as amended.

            (B) Term of Option. Stock Options shall expire as to all of its unexercised shares 10 years after the Grant Date, and, except as provided in Sections II(C)(2) and II(D), shall terminate when the Recipient ceases for whatever reason to be an employee of any of the subsidiaries of the Company.

            (C) Exercise of Stock Options. Stock Options granted under the Plan shall be exercisable from time to time by the Recipient by the giving of written notice of exercise to the Company specifying the number of whole shares to be purchased, and accompanied by full payment of the purchase price therefor, subject, however, to Section II (D) and the following restrictions:

            (1) Stock Options may only be exercised pursuant to the terms of the Plan and the vesting schedule as stated in the Award Letter delivered to the Recipient on the Grant Date. The maximum number of shares of Common Stock identified as subject to Incentive Stock Option and the maximum number of shares of Common Stock identified as subject to Nonqualified Stock Option which may be purchased pursuant to the Stock Options shall be as set forth in the statement prepared by the Company that lists all awards granted to Recipient under the Plan. The right to purchase shall be cumulative, so that the full number of shares of Common Stock that become purchasable at any time need not be purchased at such time, but may be purchased at any time or from time to time thereafter (but prior to the termination of such Stock Option). Notwithstanding the above,
(a) in the event of a "Change of Control" (as hereinafter defined) after the Grant Date, Recipient may purchase 100% of the total number of shares to which such Stock Options then relate, provided that such Change of Control occurs at least six months after the Grant Date, (b) Stock Options shall become fully exercisable at any time after the Recipient reaches "Retirement Age," retires and more than one year has elapsed since the Grant Date, (c) in the event that Recipient becomes a Participant (as defined below) in the H&R Block Severance Plan ("BLOCK SEVERANCE PLAN"), the RSM McGladrey Severance Plan ("RSM SEVERANCE PLAN"), or the RSM McGladrey Severance Plan for Managing Directors ("RSM MD SEVERANCE PLAN"), or any successor severance plans thereto (collectively, the "SEVERANCE PLAN"), Stock Options granted under the Plan shall become exercisable to the extent provided in Section 6(a) of the Severance Plan as of the applicable date specified in Section 6(a) of the Severance Plan (or the comparable section to Section 6(a) in any successor severance plan), and (iv) in the event Recipient is a party to an employment agreement as of Recipient's last day of employment by any subsidiary of the Company ("LAST DAY OF EMPLOYMENT") that contains

Exhibit 1 JUNE 30, 2005 a provision that, upon the occurrence of a certain event or certain events causes all or a portion of such Stock Options to become exercisable (an "EMPLOYMENT AGREEMENT"), such Stock Options shall become exercisable upon the occurrence of any such event to the extent provided in such Employment Agreement. For the purposes of this Agreement, "RETIREMENT AGE" shall mean the attainment of age 65, the term "PARTICIPANT" shall be as defined in the Severance Plan, as the case may be, and references to each severance plan shall mean such severance plan as it exists at the time Recipient becomes a Participant therein. If the application of any provision of this Section II(C)(1) results in the acceleration of vesting of all or any portion of Stock Options granted under the Plan, shares of Common Stock then subject to such Stock Options shall be allocated such that the number of shares subject to Incentive Stock Option shall be the maximum number of shares that may be subject to Incentive Stock Option under Section 422 of the Code, as amended (or any successor Code provision pertaining to "incentive stock option"), for the calendar year in which the acceleration of vesting results from (i) Recipient's participation in the Severance Plan or (ii) pursuant to Recipient's Employment Agreement, and Recipient makes an irrevocable election to extend the expiration period of such options pursuant to and consistent with the terms of the severance plan in which Recipient participates or, if applicable, the Employment Agreement, as the case may be, Section II(C)(2) of this Agreement shall apply. In application of the immediately preceding sentence, in no event shall a share of Common Stock subject to a Nonqualified Stock Option become a share of Common Stock subject to an Incentive Stock Option.

            (2) Stock Options granted under the Plan may not be exercised in whole or in part if the Recipient is not, at the time of the exercise of such Stock Options, in the employ of any of the subsidiaries of the Company, and further has not been continuously so employed from the date hereof to and including the date of such exercise of such Stock Options, except that if, prior to the Expiration Date of such Stock Options, the Recipient shall cease to be employed by any of the subsidiaries of the Company because of death, retirement, "disability" (as defined below), or termination of Recipient's employment by such subsidiary without "cause" (as defined below), such Stock Options shall continue and shall terminate: (a) twelve months after the date of death, but only if such death occurred while the Recipient was in the employ of a subsidiary of the Company; (b) or three months after the date Recipient's employment ceases due to retirement; or (c) three months after the date Recipient's employment ceases due to disability; or (d) three months after the date of termination of Recipient's employment by a subsidiary of the Company without "cause," provided that, in the event that Recipient becomes a Participant in the Severance Plan or is a party to an Employment Agreement, and Recipient makes an irrevocable election to extend the exercise period of such Stock Options pursuant to and consistent with the terms of the applicable severance plan or, if applicable, the Employment Agreement, as the case may be, the shares of Common Stock identified in this Agreement as subject to an Incentive Stock Option shall, upon such election, become subject to a Nonqualified Stock Option in lieu of subject to an Incentive Stock Option, and such Stock Options shall continue and Recipient shall have the right to exercise such Stock Options during the applicable time period determined in accordance with and to the extent specified in the applicable severance plan or Employment Agreement, as the case may be. Stock Options may be exercised through the date of termination of such Stock Options only to the extent that the Recipient was entitled to exercise such Stock Options at the date of his or her retirement, death, disability or termination of employment without cause, as the case may be. Stock Options shall, in no event, be exercisable after the Expiration Date. Stock Options shall be exercisable only by the Recipient or, in the event of the death of the Recipient while in the employ of a subsidiary of the Company (or within three months after

Exhibit 1 JUNE 30, 2005 employment ceases due to retirement or disability, or within three months or any longer applicable time period determined in accordance with the Severance Plan or, if applicable, the Employment Agreement after termination of employment without cause), by the person or persons to whom the Recipient's rights under such Stock Options shall pass by the Recipient's will or by laws of descent and distribution. For purposes hereof, the terms "DISABLED" or "DISABILITY" shall be as defined in the employment practices or policies of the applicable subsidiary of the Company in effect from time to time during the term hereof or, absent such definition, then as defined in the H&R Block Retirement Savings Plan or any successor plan thereto. Also, for purposes hereof, the term "CAUSE," in connection with termination by a subsidiary of the Company of Recipient's employment, shall be as defined in any effective Agreement of employment between the Recipient and the applicable subsidiary, or in the absence thereof, then as defined in current employment practices or policies of the applicable subsidiary in effect from time to time during the term hereof. With respect to a Recipient who becomes a Participant in the Severance Plan, a termination of employment without cause for purposes of this Agreement shall include a "Qualifying Termination," as such term is defined in the severance plan in which Recipient participates. With respect to a Recipient who is a party to an Employment Agreement, a termination of employment without cause for purposes of this Agreement shall include a "Qualifying Termination," as such term is defined in the Employment Agreement.

            (3) Stock Options granted under the Plan may not be exercised at any time when its exercise or the delivery of shares of Common Stock or other securities thereunder would, in the opinion of counsel for the Company, be in violation of any state or federal securities laws or any regulation or ruling of the Securities and Exchange Commission. If at any time counsel for the Company shall determine that qualification or registration of the Common Stock under any state or federal securities law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of the exercise of the Stock Options, then it may not be exercised, in whole or in part, unless and until such qualification, registration, consent or approval shall have been effected or obtained free of any conditions such counsel deems unacceptable. Further, the Recipient agrees that upon exercise of any Stock Options granted under the Plan he or she will take the shares of Common Stock issuable upon such exercise for investment and not with a view toward the distribution thereof, provided that this representation shall be of no force and effect at any time when an effective registration statement under the Securities Act of 1933, as amended, shall be in effect with respect to the Common Stock optioned hereunder.

            (4)(a) Full payment of the aggregate option price (defined below) for shares purchased shall be made at the time of exercising any Stock Options in whole or in part. Full payment shall be made (i) in cash, or (ii) by delivery of Common Stock with a fair market value equal to the aggregate option price, or
(iii) by a combination of payment of cash and delivery of Common Stock in amounts so that the sum of the amount of cash plus the fair market value of the Common Stock equals the aggregate option price, provided that payment shall be made only in cash unless at least six months have elapsed between the date of Recipient's acquisition of each share of Common Stock delivered by Recipient in full or partial payment of the aggregate option price and the date on which such Stock Option is exercised.

            (b) The "AGGREGATE OPTION PRICE" shall be the product of (i) the Option Price Per Share as determined on the Grant Date and (ii) the number of shares purchased.

            (c) The fair market value of a share of Common Stock for purposes of
Section II(C)(4)(a), above, shall be the Closing Price of Common Stock on the last trading date

Exhibit 1 JUNE 30, 2005 preceding the date on which the Stock Option is exercised. "CLOSING PRICE" shall mean the last reported market price for one share of H&R Block, Inc. Common Stock, regular way, on the New York Stock Exchange (or any successor exchange or stock market on which such last reported market price is reported) on the day in question. No fractional shares of Common Stock may be delivered upon the exercise of any Stock Option.

            (5) Recipient shall pay to the Company any federal, state, local, or other taxes required by law to be withheld with respect to the exercise of any Stock Options, such payment to be made by Recipient on or before the earliest date that the tax withholdings are required to be paid by the Company to the applicable taxation authority or authorities.

            (6) For the purposes of this Agreement, a "CHANGE OF CONTROL" means:

            (a) The purchase or other acquisition (other than from the Company) by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") (excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then-outstanding shares of Common Stock or the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors; or

            (b) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "BOARD" and, as of the date hereof, the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board, provided that any person who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this section, considered as though such person was a member of the Incumbent Board; or

            (c) The completion of a reorganization or consolidation approved by the shareholders of the Company, in each case with respect to which persons who were the shareholders of the Company immediately prior to such reorganization or consolidation do not, immediately thereafter, own more than 50% of, respectively, the Common Stock and the combined voting power entitled to vote generally in the election of directors of the reorganized or consolidated corporation's then-outstanding voting securities, or the sale of all or substantially all of the assets of the Company as approved by the shareholders of the Company, or approval by the shareholders of the Company of a liquidation or dissolution of the Company.

            (D) Forfeiture and Return of Common Stock. (a) If the Recipient engages in any conduct described in Sections III(A)(1), III(A)(2), III(A)(3), or III(A)(4), below, as the same may be limited pursuant to Section III(B), below, any Stock Options granted under the Plan, if not already terminated, shall immediately terminate and the Recipient shall pay to the Company the aggregate Amount of Gain Realized (as defined below) by the Recipient (as of the date(s) of the applicable exercise(s) of the Stock Options) on all or any portion of such Stock Options exercised by the Recipient during the 12-consecutive-month period immediately prior to the termination of Recipient's employment with one or more

Exhibit 1 JUNE 30, 2005 subsidiaries of the Company or at any time thereafter (regardless of whether such engagement took place prior to, on or after such termination of employment). The "AMOUNT OF GAIN REALIZED" by the Recipient with respect to any exercise of all or any portion of the Stock Options shall be equal to the number of shares of Common Stock purchased pursuant to such exercise multiplied by the difference between the fair market value of one share of Common Stock on the date of exercise and the Option Price Per Share. The fair market value of a share of Common Stock for purposes of this Section shall be equal to the average of the high and low reported sales prices for such Common Stock, regular way, as reported by the New York Stock Exchange (or any successor exchange or stock market on which such high and low sales prices are reported) on the date specified in this Section 4. Recipient shall pay the Amount of Gain Realized as follows: (x) if, as of the Valuation Date (as defined below), the Recipient owns Common Stock received as a result of the exercise of the Stock Options granted under the Plan (the "OPTION COMMON STOCK") with a fair market value as of the Valuation Date equal to or greater than the Amount of Gain Realized, Recipient shall transfer and assign to the Company the number of shares of Option Common Stock with a fair market value as of the Valuation Date equal to the Amount of Gain Realized, (y) if the fair market value (as of the Valuation Date) of the Option Common Stock, if any, owned by the Recipient is less than the Amount of Gain Realized, Recipient owns Common Stock other than Option Common Stock (the "OTHER COMMON STOCK") as of the Valuation Date, and the aggregate fair market value of the Option Common Stock, if any, and the Other Common Stock, if any, as of the Valuation Date is equal to or greater than the Amount of Gain Realized, Recipient shall transfer and assign to the Company the number of shares of Option Common Stock and Other Common Stock with an aggregate fair market value as of the Valuation Date equal to the Amount of Gain Realized (such number of shares to consist first of all shares of Recipient's Option Common Stock, if any, and the remainder to consist of shares of Other Common Stock), or (z) if the Recipient does not own Common Stock as of the Valuation Date with a fair market value at least equal to the Amount of Gain Realized, Recipient shall either (1) acquire additional Common Stock such that the fair market value of Common Stock owned by Recipient (valued as of the Valuation Date) is at least equal to the Amount of Gain Realized and transfer and assign the number of shares of Common Stock with such fair market value to the Company (such number of shares to consist first of all shares of Recipient's Option Common Stock, if any, and the remainder to consist of shares of Other Common Stock), or (2) transfer and assign such Common Stock as is owned by the Recipient as of the Valuation Date and pay to the Company in cash the difference between the Amount of Gain Realized and the fair market value (as of the Valuation Date) of the Common Stock so transferred and assigned. No fractional shares of Common Stock shall be delivered to the Company; rather, the number of shares transferred shall be reduced to the nearest whole number. Recipient agrees to pay the aggregate Amount of Gain Realized on all exercises within the aforementioned 12-consecutive-month period in either Common Stock or cash, as set forth above, within five (5) days after the Valuation Date and the Company shall be entitled to set-off against such aggregate Amount of Gain Realized any amount owed to the Recipient by the Company or any of its subsidiaries. "VALUATION DATE" means three (3) business days after the date of any written demand by the Company to the Recipient for the Amount of Gain Realized pursuant to this section. The remedy provided in this Section shall be without prejudice to the rights of the Company and/or any one or more of its subsidiaries to recover any losses resulting from the applicable conduct of the Recipient and shall be in addition to any other remedies the Company and/or any one or more of its subsidiaries may have, at law or in equity, resulting from such conduct.

            (E) No Shareholder Privileges or Employment Agreement. Neither the Recipient nor any person claiming under or through him or her shall be or have any of the

Exhibit 1 JUNE 30, 2005 rights or privileges of a shareholder of the Company in respect of any of the Common Stock issuable upon the exercise of Stock Options, unless and until certificates evidencing such shares of Common Stock shall have been duly issued and delivered. This Agreement does not confer on Recipient any right of continued employment for any period of time, is not an employment Agreement, and shall not in any manner modify any effective Agreement of employment between the Recipient and any subsidiary of the Company.

            (F) Non-Transferability of Option. Stock Options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution (as specified above) and shall be exercisable during the lifetime of the Recipient only by him or her. Except as otherwise herein provided, Stock Options granted under the Plan and the rights and privileges conferred thereby shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of Stock Options granted under the Plan, or of any right or privilege conferred hereby, contrary to the provisions of the Plan or this Agreement, or upon any attempted sale under any execution, attachment, or similar process upon the rights and privileges granted, then and in any such event Stock Options and the rights and privileges granted shall immediately become null and void.

III.  FORFEITURE OF AWARD

            (A) The conduct giving rise to the rights of the Company and Recipient's obligations under this Agreement and as set forth in Sections I(D) and II(E) are agreed to be the following:

            (1) During Recipient's employment, or within one year after Recipient's Last Day of Employment, Recipient's engagement in, ownership of, or control of any interest in (except as a passive investor in less than one percent of the outstanding securities of publicly held companies), or acting as an officer, director or employee of, or consultant, advisor or lender to, any firm, corporation, partnership, limited liability company, institution, business, government agency, or entity that engages in any line of business that is competitive with any Line of Business of the Company (as defined below), provided that this Section III(A)(1) shall not apply to Recipient if Recipient's primary place of employment by a subsidiary of the Company as of the Date of Grant is in either the State of California or the State of North Dakota. "LINE OF BUSINESS OF THE COMPANY" means any line of business of the subsidiary of the Company by which Recipient was employed as of the Last Day of Employment, as well as any one or more lines of business of any other subsidiary of the Company by which Recipient was employed during the two-year period preceding the Last Day of Employment, provided that, if Recipient's employment was, as of the Last Day of Employment or during the two-year period immediately prior to the Last Day of Employment, with HRB Management, Inc. or any successor entity thereto, "Line of Business of the Company" shall mean any lines of business of the Company and all of its subsidiaries; or

            (2) During Recipient's employment, or within one year after the Last Day of Employment, Recipient employs or solicits for employment by any employer other than a subsidiary of the Company any employee of any subsidiary of the Company, or recommends any such employee for employment to any employer (other than a subsidiary of the Company) at which Recipient is or intends to be (a) employed, (b) a member of the Board of Directors, (c) a partner, (d) providing consulting services, or (e) an owner, regardless of

Exhibit 1                                                          JUNE 30, 2005

Recipient's percentage of ownership interest in such employer (except if such employer is a publicly traded company and Recipient is a passive investor in less than one percent of its outstanding securities); or

            (3) During Recipient's employment, or within one year after the Last Day of Employment, Recipient directly or indirectly solicits or enters into any arrangement with any person or entity which is, at the time of the solicitation, a significant customer of a subsidiary of the Company for the purpose of engaging in any business transaction of the nature performed by such subsidiary, or contemplated to be performed by such subsidiary, for such customer, provided that this Section III(A)(3) shall only apply to customers for whom Recipient personally provided services while employed by a subsidiary of the Company or customers about whom or which Recipient acquired material information while employed by a subsidiary of the Company; or

            (4) During Recipient's employment or within one year after the Last Day of Employment, Recipient misappropriates or improperly uses or discloses confidential information of the Company and/or its subsidiaries.

            (B) Recipient and the Company agree that, if Recipient is a party to an effective Agreement of employment with a subsidiary of the Company that contains a covenant or covenants relating to Recipient's engagement in conduct that is the same as or substantially similar to the conduct described in any of Sections III(A)(1), III(A)(2), III(A)(3), or III(A)(4) above, and any specific conduct regulated in such covenant or covenants in such Agreement of employment is more limited in scope geographically or otherwise than the corresponding specific conduct described in any of such Sections III(A)(1), III(A)(2), III(A)(3), or III(A)(4), then the corresponding specific conduct addressed in the applicable Sections III(A)(1), III(A)(2), III(A)(3), or III(A)(4) shall be limited to the same extent as such conduct is limited in the Agreement of employment and the Company's rights and remedy with respect to such conduct under this Section III shall apply only to such conduct as so limited.

IV.   MISCELLANEOUS

            (A) No Employment Contract. This Agreement does not confer on the Recipient any right to continued employment for any period of time, is not an employment contract, and shall not in any manner modify any effective contract of employment between the Recipient and any subsidiary of the Company.

            (B) Adjustment of Shares. If there shall be any change in the capital structure of the Company, including but not limited to a change in the number or kind of the outstanding shares of the Common Stock resulting from a stock dividend or split-up, or combination or reclassification of such shares (or of any stock or other securities into which shares shall have been changed, or for which they shall have been exchanged), then the Board of Directors of the Company shall make such equitable adjustments with respect to the Stock Option, or any other provisions of the Plan, as it deems necessary or appropriate to prevent dilution or enlargement of the Stock Option rights hereunder or of the shares subject to this Stock Option.

            (C) Merger, Consolidation, Reorganization, Liquidation, etc. If the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors shall, acting in its absolute and sole discretion, make such arrangements, which shall be binding upon the

Exhibit 1                                                          JUNE 30, 2005

Recipient of unexpired Stock Option rights or Shares not yet delivered, for the substitution of a new award or other contractual rights with regard to this award.

            (D) Interpretation and Regulations. The Board of Directors of the Company shall have the power to provide regulations for administration of the Plan by the Committee and to make any changes in such guidelines as from time to time the Board may deem necessary. The Committee shall have the sole power to determine, solely for purposes of the Plan and this Agreement, the date of and circumstances which shall constitute a cessation or termination of employment and whether such cessation or termination is the result of retirement, death, disability or termination without cause or any other reason, and further to determine, solely for purposes of the Plan and this Agreement, what constitutes continuous employment with respect to the exercise of Stock Option or delivery of Shares under the Plan (except that absence on leave approved by the Committee or transfers of employment among the subsidiaries of the Company shall not be considered an interruption of continuous employment for any purpose under the
Plan).

            (E) Reasonableness of Restrictions, Severability and Court Modification. Recipient and the Company agree that, the restrictions contained in this Agreement are reasonable, but, should any provision of this Agreement be determined by a court of competent jurisdiction to be invalid, illegal or otherwise unenforceable or unreasonable in scope, the validity, legality and enforceability of the other provisions of this Agreement will not be affected thereby, and the provision found invalid, illegal, or otherwise unenforceable or unreasonable will be considered by the Company and Recipient to be amended as to scope of protection, time or geographic area (or any one of them, as the case may be) in whatever manner is considered reasonable by that court, and, as so amended will be enforced.

            (F) Waiver. The failure of the Company to enforce at any time any terms, covenants or conditions of this Agreement shall not be construed to be a waiver of such terms, covenants or conditions or of any other provision. Any waiver or modification of the terms, covenants or conditions of this Agreement shall only be effective if reduced to writing and signed by both Recipient and an officer of the Company.

            (G) Notices. Any notice to be given to the Company or election to be made under the terms of this Agreement shall be addressed to the Company (Attention: Long-Term Incentive Department) at 4400 Main Street, Kansas City, Missouri 64111, or at such other address as the Company may hereafter designate in writing to the Recipient. Any notice to be given to the Recipient shall be addressed to the Recipient at the address set forth on the cover sheet to this Award Agreement or at such other address as the Recipient may hereafter designate in writing to the Company. Any such notice shall be deemed to have been duly given when deposited in the United States mails via regular or certified mail, addressed as aforesaid, postage prepaid.

            (H) Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Missouri without reference to principles of conflicts of laws.

            (I) Headings. The section headings herein are for convenience only and shall not be considered in construing this Agreement.

            (J) Amendment. No amendment, supplement, or waiver to this Agreement

Exhibit 1 JUNE 30, 2005 is valid or binding unless in writing and signed by both parties.

            (K) Reservation of Rights. The Company expressly reserves the right to change, modify or amend the terms and conditions of any future awards of grants under the Plan.

            (L) Survival. Sections I(C), I(E), I(F), III, IV(D), IV(E), IV(F), IV(G), IV(H), and IV(J) shall survive any termination of this Agreement and shall be applicable to any Shares delivered to the Recipient pursuant to the terms of the Plan.

            (M) Execution of Agreement. This Agreement shall not be enforceable by either party, and Recipient shall have no rights with respect to the Long Term Incentive Award, unless and until (1) the Award Agreement is signed by Recipient and on behalf of the Company by an officer of the Company, provided that the signature by such officer of the Company on behalf of the Company may be a facsimile or stamped signature, and (2) returned to the Company.

Exhibit 1                                                          JUNE 30, 2005